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                                                                 EXHIBIT 10.152



         AGREEMENT made as of this 12th day of March, 1982, between ALLEGHANY PHARMACAL CORPORATION, a New York corporation, having its principal place of business at 535 Fifth Avenue, New York, New York 10017 ("Licensor") and MEM COMPANY, INC., a New York corporation, having its principal place of business at Northvale, New Jersey 07647 ("Licensee").


                                  WITNESSETH:


         WHEREAS, Licensor is the holder of the exclusive right throughout the Territory (as hereinafter defined), to manufacture, promote, sell, use and distribute cosmetic products bearing the trademark "HEAVEN SENT" under a license agreement (the "License") dated as of September 30, 1980 with the trademark owner, Helena Rubinstein, Inc. ("Trademark Owner") and, with the consent of the Trademark Owner, may sub-license its rights therein; and


         WHEREAS, Licensee is a manufacturer and distributor of cosmetic products and wishes to produce and sell cosmetics bearing the trademark "HEAVEN SENT" in the Territory, and Licensor is willing to grant a sub-license of its right under the License on the following terms and conditions.


         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, it is agreed:


         1. Definitions. When used in this agreement, unless


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the context otherwise requires:


         (a) The term "Licensed Trademark" means the trade name and trademark "HEAVEN SENT", together with the registration thereof attached hereto as Annex A;


         (b) The term "Territory" means the United States of America and all its territories and possessions, excluding the Commonwealth of Puerto Rico;


         (c) The term "Products" means the cosmetics and toiletries listed on Schedule B attached hereto, as it may be amended from time to time, designed or intended to be poured, sprinkled or spread upon the human body to promote the beauty and appearance of the user;


         (d) The term "Licensed Products" means Products bearing the Licensed Trademark;


         (e) The term "Contract Year" means a twelve month period commencing with the execution and delivery of this agreement, and each anniversary thereof:


         (f) The term "net selling price" shall mean gross sales less the sum of returns, allowances, excise tax and sales tax.




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         2. Grant.


         (a) Licensor hereby grants to Licensee the sole and exclusive right and license to use the Licensed Trademark solely on, and in connection with the manufacture and sale of, Products in the Territory. Licensee shall not use the Licensed Trademark as or part of its corporate or business name or the name of any business entity which is controlled by Licensee, nor shall Licensee use the name of the Trademark Owner in conjunction with the Licensed Trademark whether on the Products or in connection with any advertising, promotional materials or otherwise of the Licensed Products other than in a legend on the Licensed Products stating "Manufactured and distributed under license from Helena Rubinstein."


         (b) Licensee shall have no right to sub-license any of the rights in the Licensed Trademark conveyed under this agreement.


         (c) Licensee shall not affix or use the Licensed Trademark on any cosmetic or toiletry other than the Products without Licensor's prior written consent.


         (d) Licensee shall use its best efforts to exploit the rights herein granted throughout the Territory and to manufacture and sell the maximum number of Licensed Products consistent with good business practice.



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         3. Ownership of Marks. Licensee recognizes the Trademark Owner's ownership and Licensor's license of the Licensed Trademark and covenants it will make no claim which is adverse to their right, title or interest therein, unless the Trademark Owner purports to terminate the License. All use by Licensee of the Licensed Trademark shall inure to their benefit, and Licensee will make no use thereof except as permitted by this Agreement.


         4. Trademark Notice. Licensee covenants that it will cause to appear on all Licensed Products, or on the labels, labelling or packaging thereof, and on all material originating with it and used to promote the sale of Licensed Products in the Territory, such trademark notices as may be required by law to protect the Trademark Owner's ownership of and Licensee's interest in the Licensed Product.


         5. Quality Control. Licensee covenants that Licensed Products manufactured for or by it and sold in the Territory shall be of a high standard and quality so as to reflect favorably upon the business of both Licensor and Licensee and the good will associated therewith. To effectuate the foregoing:


         (a) Prior to the time that Licensee shall sell or offer for sale, in the regular course of business, any Licensed Product in the Territory, Licensee shall submit to Licensor, for its approval, samples thereof as well as samples of all


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materials used to sell or to promote the sale of Licensed Products including, but not limited to, labels, labelling, packaging materials, advertising and other promotional materials, Thereafter, Licensee shall not make any change in such Licensed Product or in such materials used to sell or promote the sale of Licensed Products without first submitting such changes to Licensor and obtaining its approval.


         (b) Licensor shall have the right, at all times and upon reasonable advance notice to Licensee, to inspect the manufacturing operations of Licensee where Licensed Products are made, and Licensee shall submit to Licensor, without charge, at reasonable intervals throughout the term of this agreement, a reasonable number of samples of Licensed Products in order that Licensor may satisfy itself that such Licensed Products conform to the samples thereof approved by Licensor.


         (c) No approval required of Licensor under this paragraph shall be unreasonably withheld or delayed, and any sample of a Licensed Product or materials used to sell or promote the sale of Licensed Products which have not been disapproved within ten business days after receipt thereof shall be deemed to have been approved.


         (d) Licensee may only change the formula of any of the Licensed Products or add Licensed Products not listed on




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Annex B with Licensor's prior written approval.

         6. Royalties. As full consideration for the license and all rights granted under this agreement, Licensee shall pay Licensor, and Licensor shall accept:


         (a) The sum of $1,500,000 upon execution and delivery of this agreement as a non-refundable advance royalty, to be credited against royalty payments of $150,000 per year for the first ten years of the License, which shall be in addition to the percentage royalty payments provided for in paragraph 6(b); provided, however, that the $1,500,000 shall be held in escrow by Shea & Gould pursuant to a separate escrow agreement; and


         (b) A percentage royalty in each Contract Year throughout the term of this agreement on the net aggregate selling prices of Licensed Products of:


         (i) 10% in the first, second and third Contract Years of this Agreement;


         (ii) 7 1/2% in the fourth, fifth and sixth Contract Years of this agreement; and


         (iii) 5% in each Contract Year thereafter.


         At any time during the term of this agreement, after having paid to Licensor the aggregate royalties equal to $7,000,000 including the advance royalty provided for in paragraph 6(a), Licensee may pay to Licensor a lump sum of $500,000, and



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thereupon, its sales of the Licensed Products for the duration of the term of this agreement shall be royalty free. Alleghany will report all sums provided for payment under paragraph 6 as ordinary income.

         (c) Commencing with the Contract Year beginning March 1, 1983, Licensee covenants and warrants to Licensor the percentage royalty payable to Licensor in each Contract Year on its net aggregate sales of Licensed Products in the Territory computed at the applicable rate specified in paragraph 6(b) above, shall not be less than $500,000. If, for any Contract Year, the actual percentage royalty paid by Licensee is less than the minimum amount stated above, Licensor shall have the right and option, but not the obligation, to terminate this agreement upon fourteen days' written notice to Licensee, provided, however, that prior to giving such notice, Licensor will meet and discuss with Licensee, in good faith, arrangements under which the License may be continued. If, prior to the end of the fourteen day notice period, Licensee pays to Licensor the difference between $500,000 and the percentage royalty paid or payable on the actual aggregate net sales of Licensed Products with respect to that Contract Year, Licensor's election to terminate this agreement as provided herein shall be voided and without force or effect. Termination of this agreement shall be Licensor's sole remedy for the failure by Licensee to pay the minimum royalty.



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         7. Payment and Reporting of Royalties.


         (a) (i) The percentage royalty payable under paragraph 6(b) above, shall be paid quarterly to Licensor within thirty days following the last day of March, June, September and December computed on the basis of the aggregate net selling prices of the Licensed Products sold during such calendar quarter at the rates specified in paragraph 6(b) above.


         (ii) At Licensor's option, it may direct Licensee to make payment of part or all of the royalties payable hereunder directly to the Trademark Owner. Upon notice from the Trademark Owner that Licensor is delinquent in making payments required under the License, Licensee shall pay the royalties due hereunder to Licensor, directly to the Trademark Owner. The Trademark Owner shall account to Licensor within ten days of the receipt of such payment for any moneys due Licensor under this agreement. The receipt of the Trademark Owner shall be conclusive evidence of such payments and the satisfaction of Licensee's obligations under paragraph 6(b) above.


         (b) Licensee shall make written reports to Licensor with a copy to the Trademark Owner at the time each percentage royalty payment is due, showing in detail the number, description and aggregate net selling prices of Licensed Products sold during the preceding three calendar months. Such written report shall be furnished to Licensor and the Trademark Owner whether or not any Licensed Products have been sold during the period


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with respect to which such report is due.


         (c) Licensee also agrees to make a written report to Licensor with a copy of it to the Trademark Owner within thirty days after the date of any termination of this agreement, stating the number, description and aggregate net selling prices of all Licensed Products sold and upon which a percentage royalty not previously reported to Licensor is payable.


         8. Records. Licensee will maintain records showing the Licensed Products sold by it under this agreement, such records to be in sufficient detail to enable the royalties payable to Licensor to be determined. Licensee will also permit its books and records to be examined, from time to time and upon reasonable advance notice, to the extent necessary to verify the reports provided for in paragraph 7, such examination to be made at the expense of Licensor by a representative of Licensor, provided Licensee shall not be obligated to retain records or permit inspection of its books with respect to sales of Licensed Products for a period of more than two years after the date of such sale.


         9. Licensor's Representations, Warranties and Indemnity. Licensor represents and warrants:


         (a) The execution and delivery of this agreement and the performance by Licensor of the transactions contemplated hereby, have been duly authorized by all appropriate corporate action;

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         (b) The grant of the rights and license hereby granted does not and will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party;


         (c) Licensor is the sole licensee of the Licensed Trademark in the Territory and the use by Licensee of the Licensed Trademark as contemplated in this agreement will not infringe upon or violate the rights of any other person, firm or corporation.


         (d) There are no proceedings, claims or actions pending, or to the knowledge of Licensor, threatened, relating to the Licensed Trademark.


         Licensor shall indemnify Licensee and hold it harmless from and against all claims, actions, suits and proceedings and all loss, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys' fees) for which Licensee may become liable or incur or be compelled to pay and arising out of a breach of any of the foregoing representations and warranties. If Licensee is threatened with any claim, action, suit or proceeding based upon an allegation that Licensor has breached the representation and warranty set forth in subparagraph (c) above, Licensee shall, in lieu of paying any royalties or other sum due or to become due to Licensor under this agreement, deposit such royalty or



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sum in a segregated bank account until such time as such claim, action, suit or proceeding has been settled or finally determined, whereupon Licensee shall deliver to Licensor under this agreement, all funds held in such bank account, less any amounts required to reimburse Licensee in accordance with the indemnity provided in this paragraph 9. If the funds held in such bank account are not sufficient to fully reimburse Licensee as herein provided, Licensor shall pay to Licensee such additional sums as may be required to fully indemnify Licensee in accordance with the terms and provisions of this paragraph 9.


         10. Licensee's Representations, Warranties and Indemnity. Licensee represents and warrants:


         (a) The execution and delivery of this agreement and the performance by Licensee of the transactions contemplated hereby have been duly authorized by all appropriate corporate action;


         (b) The performance by Licensee of any of the terms and conditions of this agreement on its part to be performed will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party;


         (c) The Licensed Products, and the manufacture and sale thereof by Licensee, shall comply, in all material respects,


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with all applicable laws and governmental regulations.

         Licensee shall indemnify Licensor and hold it harmless from and against all claims, actions, suits and proceedings and all loss, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys' fees) for which Licensor may become liable or incur or be compelled to pay and arising out of a breach of any of the foregoing representations and warranties.


         11. Licensee's Product Liability Insurance. Licensee covenants and agrees that it shall, throughout the term of this agreement, obtain and keep in full force and effect, product liability insurance with respect to the Licensed Products manufactured or sold in the Territory with policy limits of not less than $500,000 for each occurrence in the aggregate for bodily injury and property damage in a combined single limit. Each such policy of insurance shall name Licensor, the Trademark Owner and Licensee as insureds, and, to the extent obtainable, will constitute an agreement by the insurer that it will not cancel such policy except after ten days' prior written notice to Licensor. Licensee shall deliver to Licensor on request, a certificate of the insurer or other reasonable evidence showing that the insurance required hereunder has been obtained and is in full force and effect. Alleghany will maintain its product liability insurance for inventory of Licensed Products manufactured and produced by Alleghany.


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         12. Maintenance and Protection of Licensor's Trademarks. Licensor
covenants and agrees, through the terms of this agreement, not to commit any act or otherwise impair its license of the Licensed Trademarks so they may be used in connection with the manufacture and sale of Licensed Products as contemplated by this agreement. Licensor further covenants and agrees it will use its best efforts to protect the Licensed Trademarks from infringement by any other person, firm or corporation in the Territory and in connection therewith, will cause the Trademark Owner to prosecute promptly and diligently all actions and proceedings which may be necessary or appropriate. Licensee shall have the right, but not the obligation, at its own cost and expense, to participate in all such actions and proceedings by counsel of its choice. All sums recovered as a result of any such action or proceeding shall, after the deduction of the reasonable expenses actually incurred by Licensor or the Trademark Owner in connection therewith, be divided equally between Licensor or the Trademark Owner as the case may be, and Licensee. No settlement of any such action or proceeding shall be made by Licensor or the Trademark Owner without obtaining Licensee's prior approval, and if Licensee should object to such settlement, such settlement shall not be made by Licensor or the Trademark Owner, as the case may be, if Licensee assumes the prosecution of such action or proceeding and all expenses thereof. Any sums


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thereafter recovered shall be divided equally between Licensor or the Trademark
Owner and Licensee after deduction of the reasonable expenses actually incurred by Licensee in connection therewith. If Licensor fails to perform any of the covenants or agreements set forth in this agreement, Licensee may, but shall not be obligated to perform such covenants and agreements and deduct all costs and expenses incurred by it in connection therewith from the payment of any royalty or other sums which may become due and owing to Licensor under this agreement, and Licensor hereby appoints Licensee as its attorney-in-fact to execute and deliver any and all documents and take any and all action which it may deem necessary or appropriate to perform the aforesaid covenants and agreements upon Licensor's behalf.

         13. Term of License. This agreement and the License hereby granted shall become effective immediately upon the execution and delivery hereof and unless terminated as hereinafter provided, shall be perpetual. Notwithstanding any other provisions of this agreement to the contrary, this agreement may be terminated:

         (a) By either party if the other fails punctually and faithfully to observe and perform any of the terms, covenants and conditions on its part to be performed under this agreement and such failure continues for a period of


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sixty days after notice thereof to such other party; or

         (b) By either party forthwith if the other party becomes insolvent, makes an assignment for the benefit of creditors or commits any act amounting to a business failure or proceedings in bankruptcy or reorganization or for an appointment of a receiver or trustee for or over such party's property are instituted by or against such party in any court having jurisdiction thereof, and such proceedings be not vacated, set aside or stayed within ninety days thereof, or if such party attempts to extend or enter into a general compromise of its liabilities; or

         (c) By Licensee, on thirty days' written notice to Licensor, given within ten days after the end of any Contract Year.

         The rights of termination as herein provided shall be in addition to all other rights and remedies which either party may have to enforce this agreement or to secure damages for the breach thereof, and the exercise of any right of termination as herein provided by either party shall not relieve the other of any of its obligations under this agreement accruing prior to the effective date of termination, including but not limited to, the obligation to pay royalties or to render reports with respect thereto.




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         14. Rights upon Termination.

         (a) Upon termination of this agreement, Licensor shall purchase from Licensee its inventory of finished goods, raw materials and components of each of the Licensed Products, provided, however, that Licensor shall not be obligated to purchase such inventory if the termination is made by Licensee pursuant to paragraph 13(a), 13(b) or 13(c) above. If Licensor elects to purchase such inventory, it shall so notify Licensee within seven days after termination of this agreement.

         (b) If Licensor elects or is obligated to purchase inventory pursuant to paragraph 14(a), the following shall be the terms of such purchase: Within fourteen days after the termination of this agreement, Licensee shall deliver to Licensor the entire inventory of finished goods, raw materials and components used in fabricating the Licensed Products in its possession or subject to its control. Delivery shall be f.o.b. Licensor's warehouse or the plant of any outside supplier or contractor holding components or raw materials on Licensee's behalf. After delivery to Licensor's warehouse, the inventory shall be insured by Licensor at the same value as before its delivery, with Licensee as the named insured. Within five days after the delivery of the inventory, representatives of Licensor and Licensee shall take a physical inventory to determine which of the finished goods, raw materials and components used in


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fabricating the Licensed Products are useable. No later than ten days after the physical inventory is completed, Licensee shall provide Licensor a schedule showing the cost of each item (the "Schedule").


         (i) As used herein, the term "cost" shall mean Licensee's cost of materials, direct and indirect labor and manufacturing overhead.

         (ii) As used herein, the term "useable" shall mean:


         A. With respect to raw materials and components, a condition allowing their use in the fabrication of finished product without material refurbishing;


         B. With respect to finished goods, a condition permitting shipment without requiring refurbishing at an expense in excess of 15% of the cost appearing on the Schedule, but subject to the limitation that any finished goods, raw materials and components which are not capable of being sold or exhausted within twelve months after the termination of this agreement shall not be deemed to be useable. Any inventory that is not deemed useable and not acquired pursuant to this agreement, shall be returned to Licensee f.o.b. Licensor's premises.


         (c)(i) Within five days after receiving the




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Schedule, Licensee and Licensor shall agree on the valuation of the items appearing on the Schedule. If the parties fail to reach an agreed valuation, Licensee shall be free to dispose of the inventory as provided in paragraphs 14(c)(iii) and (iv) below.


         (ii) Licensee shall sell to Licensor and Licensor shall purchase from Licensee, each of the items appearing on the Schedule. Title shall pass with respect to finished goods when such products are shipped by Licensor to its accounts and with respect to raw materials and components when used by Licensor in the fabrication of finished products.


         (iii) Within ten days after the end of each month commencing with the delivery of the inventory, Licensor shall prepare and submit to Licensee a schedule showing the inventory drawn down by Licensor that month, together with a check in payment of each item. The purchase price of any finished goods remaining unshipped and any raw materials or components not fabricated into finished goods within twelve months after delivery of the inventory shall be paid by Licensor ten days after the end of said twelve month period.


         (iv) If Licensor is not required or chooses not to repurchase Licensee's inventory of Licensed Products, as the case may be, Licensee shall have the right to sell or otherwise



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dispose of any Licensed Product and any raw materials and components relating thereto which it may have on hand or in production on the date of such termination, provided all such sales or dispositions shall be completed within one year of the date of termination. All such sales and dispositions shall be subject to the applicable royalty and reporting provisions as herein provided. Except as required in connection with such sales and dispositions, Licensee will discontinue and cease using the Licensed Trademark and cancel as promptly as possible after termination, all promotional activities relating thereto.


         15. Status of Parties. The status of the parties under this agreement shall be that of independent contractors and nothing herein contained shall constitute a partnership or joint venture between them. Neither party shall have the right to enter into any agreements on behalf of the other nor shall it represent to any person, firm or corporation that it has such right or authority.


         16. Benefit and Assignment.


         (a) This agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No person, firm or corporation other than the parties and their successors and permitted assigns shall derive any rights or benefits under this agreement.




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         (b) Licensee may not assign this agreement without Licensor's prior written consent. Licensor's consent shall not be withheld in the event this agreement is assigned as part of a sale of all or substantially all of Licensee's assets.


         (c) If Licensor assigns this agreement to the Trademark Owner, the Trademark Owner may, thereafter and from time to time, assign this agreement, its rights hereunder and the royalties or any other sums at any time due or to become due, or at any time owing or payable, by Licensee to the Trademark Owner under paragraph 6(b) of the provisions hereof. Any such assignment may either be absolute or as collateral security for indebtedness of the Trademark Owner. No such assignee for collateral purposes shall be obligated to perform any duty, covenant or condition required to be performed by the Trademark Owner under this agreement and Licensee, by its execution hereof, hereby acknowledges and agrees that notwithstanding any such assignment, each and all such covenants, agreements, representations and warranties of the Trademark Owner, if any, shall survive any such assignment and shall be and remain the sole liability of the Trademark Owner and of every person, firm or corporation succeeding to all or substantially all of the business assets or good will of the Trademark Owner. Without limiting the foregoing, Licensee further acknowledges and agrees that from and after receipt by



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it of written notice of assignment from the Trademark Owner and its assignee:


         (i) If so directed in writing by the Trademark Owner, all royalties and other sums which are the subject matter of the assignment shall be paid to the assignee thereof at the place of payment designated in the notice;


         (ii) If such assignment was made for collateral purposes, the rights of any such assignee in and to the royalties and other sums payable by the Licensee under any provisions of this agreement shall be absolute and unconditional and shall not be subject to any abatement whatsoever or any defense, setoff, counterclaim or recoupment whatsoever by reason of any indebtedness or liability howsoever or whenever arising of the Trademark Owner to the Licensor or to the Licensee, and,


         (iii) The assignee shall have the sole right to exercise all rights, privileges or remedies (either in its own name or in the name of the Trademark Owner) which by the terms of this agreement or by applicable law are permitted or provided to be exercised by the Trademark Owner. Licensee shall be entitled to rely on any notice of assignment given by the Trademark Owner and its assignee without verifying the authority under which it is given.



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         17. Notices. Every notice permitted or required under this agreement shall be in writing, and shall be deemed duly given when mailed by registered or certified mail to any party at the address set forth below, until such address is changed by the giving of notice thereof in like manner.

If to Trademark Owner:                  Coscelebre, Inc.
                                        415 Madison Ave
                                        NY, NY 10017
                                        Att: Bruce Mishkin, Esq.


If to Licensor:                         Alleghany Pharmacal Corporation
                                        277 Northern Blvd.
                                        Great Neck, N.Y. 11021


If to Licensee:                         MEM Company, Inc.
                                        Northvale, New Jersey 07647
                                        Att:  Gay A. Mayer, President


         18. Applicable Law. Regardless of the place of execution and delivery of this agreement, this agreement shall be governed by and construed according to the laws of the State of New York.


         19. Waivers. The failure of either party to insist upon the strict performance of the terms, conditions and provisions of this agreement shall not be a waiver of future compliance or a waiver of any other provisions hereof. No waiver by either party of any provision hereof shall be deemed to have been made unless expressed in writing and signed by a duly authorized officer of such party.



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
         20. Entire Agreement. This agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings other than those expressly set forth herein. No modification of any of the terms of this agreement shall be valid unless expressed in writing and signed by a duly authorized officer.


         21. Further Documents and Actions. The parties shall execute and deliver any and all further documents and take any and all further actions which either of them may deem necessary or appropriate to effectuate the intents and purposes of this agreement.


         22. Paragraph Headings. The headings of the paragraphs herein are for the convenience of the parties only and are not to be considered part of this agreement in construing the same.


         23. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be considered an original.


         IN WITNESS WHEREOF, the parties have duly executed




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
this agreement as of the date first above written.


                                        MEM COMPANY, INC.


                                        By /s/ [signature illegible]
                                           -------------------------------
                                               Vice President


                                        ALLEGHANY PHARMACAL CORPORATION

                                        By /s/ [signature illegible]
                                           -------------------------------



         For value received, the undersigned Trademark Owner hereby consents and agrees to be bound by the foregoing sub-license.

                                        HELENA RUBINSTEIN, INC.

                                        By /s/ [signature illegible]
                                           -------------------------------




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
               ADDENDUM TO LICENSE AGREEMENT DATED July 14, 1987




         The parties acknowledge that despite Licensor's best efforts, as of the date of this Agreement, the Territory shall not include New Zealand. Licensor represents it shall continue to use its best efforts to cancel the existing license of the Licensed Trademark in New Zealand and thereby include it within the Territory.

                                            COSCELEBRE, Inc.

                                        by: /s/ [signature illegible]
                                            -------------------------------


                                            MEM COMPANY, Inc.

                                        by: /s/ [signature illegible]
                                            -------------------------------
                                                Executive V. P.

                                            ALLEGHANY PHARMACAL CORPORATION

                                        by: /s/ David Gellen
                                            -------------------------------